Schedule of deposits prepaid expenses and other current assets (Details) $ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 SGD ($)	Dec. 31, 2022 SGD ($)
Deposits Prepaid Expenses And Other Current Assets
Deposits	$ 158	$ 209	$ 265
Prepayments	91	120	100
Other receivables	131	173	164
Provision for expired credits	120	158	161
Total deposits, prepaid expenses and other current assets	$ 500	$ 660	$ 690